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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): December 30, 2004

                 CWABS, INC., (as depositor under the Pooling
               and Servicing Agreement, dated as of December 1,
                2004, providing for the issuance of the CWABS,
              INC., Asset-Backed Certificates, Series 2004-13).

                                  CWABS, INC.
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            (Exact name of registrant as specified in its charter)

       Delaware                        333-118926                95-4596514
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 (State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
         Incorporation)                                    Identification No.)


     4500 Park Granada, Calabasas, California                        91302
     -----------------------------------------------             -------------
    (Address of Principal Executive Offices)                        (Zip Code)
       Registrant's telephone number, including area code (818) 225-3237
                                                          ----  --------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
        (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR  240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 14e-4(c) under the
         Exchange Act (17 CFR  240.14e-4(c))



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Item 8.01.    Other Events.
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Pooling and Servicing Agreement; Characteristics of Mortgage Loans.
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     On December 30, 2004, CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of December 1, 2004, by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller, Park Monaco Inc., as seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, and The Bank of New York Company, N.A., as co-trustee, providing for the issuance of the Company's Asset-Backed Certificates, Series 2004-13 (the "Certificates"). The Certificates were issued on December 30, 2004. Capitalized terms used but not otherwise defined herein shall have the respective meanings shall have the meanings assigned to them in the Pooling and Servicing Agreement.

     A form of the Pooling and Servicing Agreement is annexed hereto as
Exhibit 4.1.



Item 9.01.  Financial Statements and Exhibits.
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(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

         Exhibit No.       Description
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         4.1               Form of Pooling and Servicing Agreement




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                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CWABS, INC.



                                                   By: /s/ Leon Daniels, Jr.
                                                       ---------------------
                                                   Name:  Leon Daniels, Jr.
                                                   Title:  Vice President


Dated: January 14, 2005



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                                 Exhibit Index
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Exhibit No.           Description
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4.1                   Form of Pooling and Servicing Agreement



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